UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On Tuesday, December 10, 2024, Zymeworks Inc. (the “Company”), held its 2024 annual meeting of stockholders (the “Annual Meeting”) at 9:00 a.m. Eastern Time, at Prospect Park Studio, 810 Seventh Avenue, New York, NY 10019. As of the close of business on October 15, 2024, the record date for the Annual Meeting, there were 69,163,092 shares of common stock entitled to vote at the meeting and 570,637 exchangeable shares of Zymeworks ExchangeCo Ltd., a company existing under the laws of the Province of British Columbia and an indirect subsidiary of the Company (“ExchangeCo”), entitled to exercise voting rights at the meeting. 55,288,599 shares of common stock and 10,000 exchangeable shares were present in person or by proxy at the Annual Meeting, representing approximately 79.94% of the Company’s common stock and 1.75% of ExchangeCo’s exchangeable shares entitled to vote at the Annual Meeting, and together representing 79.30% of the voting power of the capital stock of the Company, which constituted a quorum for the transaction of business.

Set forth below are the matters acted upon by the Company’s stockholders and holders of exchangeable shares (collectively, the “securityholders”) at the Annual Meeting, and the final voting results on each matter. Each of the proposals are described in further detail in the Company’s definitive proxy statement dated October 29, 2024, filed with the Securities and Exchange Commission on October 29, 2024.

Proposal 1 - Election of Directors

1.	The following nominees were elected as directors to serve until their term expires or until their successors are duly elected or appointed.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non- Votes
Kenneth Galbraith	42,311,866	82.45%	9,003,335	17.55%	3,983,398
Susan Mahony	42,514,276	82.85%	8,800,925	17.15%	3,983,398
Kelvin Neu	42,633,696	83.08%	8,681,505	16.92%	3,983,398
Scott Platshon	51,109,172	99.60%	206,029	0.40%	3,983,398

Proposal 2 - Advisory Vote on the Compensation of Named Executive Officers

2.	The securityholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers. There were 3,983,398 broker non-votes for this proposal.

Votes For	%Votes For	Votes Against	% Votes Against	Votes Abstaining	%Votes Abstaining
47,893,923	93.33%	3,332,521	6.49%	88,757	0.17%

Proposal 3 - Ratification of Appointment of Auditor

3.

The securityholders ratified the appointment of KPMG LLP, chartered professional accountants, as the Company’s auditors for the year ending December 31, 2024. There were 0 broker non-votes for this proposal.

Votes For	%Votes For	Votes Against	% Votes Against	Votes Abstaining	%Votes Abstaining
53,564,336	96.86%	1,587,849	2.87%	146,414	0.26%

Item 8.01 Other Events.

Non-Employee Director Compensation Policy

On December 10, 2024, the Company’s board of directors (the “Board”), upon advice from its independent compensation consultants and recommendation from the compensation committee of the Board following its annual assessment of the Board’s compensation program, approved the following changes to the cash and equity compensation of non-employee directors (as amended, the “Amended and Restated Director

Compensation Policy”), which changes adjust the Board’s compensation program to more closely align with the non-employee director compensation practices of the Company’s peer group.

•

Beginning January 1, 2025, the annual cash retainer fee for service as a member of the research and development committee will be increased from $6,000 to $7,500 with all other annual cash retainers for the Board and its committees remaining unchanged;

•

Effective immediately, the initial option grants for any new non-employee directors, to be granted on or about the time of the director joining the Board, was changed from options to purchase 74,000 shares of Company common stock to options to purchase 62,000 shares of Company common stock, with the vesting schedule remaining as 1/36th of the shares subject to the option vesting on each monthly anniversary of the grant date, subject to the optionee’s continued service; and

•

Effective immediately, the annual equity grant to continuing non-employee directors, to be granted at or about the time of the Company’s annual meeting of stockholders, was changed from options to purchase 37,000 shares of Company common stock to options to purchase 31,000 shares of Company common stock, with the vesting schedule remaining 100% of the shares subject to the option vesting on the date of the next year’s annual meeting of stockholders, subject to the optionee’s continued service through such date.

As a result of the foregoing amendments, the Amended and Restated Director Compensation Policy provides for the following cash and equity compensation to the Company’s non-employee directors:

Cash Compensation:

Effective January 1, 2025
Amount ($)
Board of Directors:
Member	40,000
Lead Independent Director	65,000
Audit Committee:
Member	10,000
Chair	20,000
Compensation Committee:
Member	7,500
Chair	15,000
Nominating and Corporate Governance Committee:
Member	5,000
Chair	10,000
Research and Development Committee:
Member	7,500
Chair	15,000

Equity Compensation:

On or about the time a new non-employee director joins the Board, he or she will be granted an initial option grant to purchase 62,000 shares of common stock, with a vesting schedule of 1/36th of the options vesting on each monthly anniversary of the grant date, subject to the optionee’s continued service through such date.

In addition, non-employee directors will be granted an annual option grant to purchase 31,000 shares of common stock at or about the time of the Company’s annual meeting of stockholders, with a vesting schedule of 100% of the options vesting on the date of the next year’s annual meeting of stockholders, subject to the optionee’s continued service through such date.

Upon cessation of a non-employee director’s continued service, each outstanding stock option held by such director is subject to pro rata acceleration of vesting of options granted as annual equity awards in connection with the Annual Meeting for directors departing after the Annual Meeting, but at or before the Company’s 2025 annual meeting of stockholders, with the pro rata acceleration determined based on the number of full or partial months served as a non-employee director on and after the Annual Meeting date.

The post-termination exercise period for vested options held by departing directors remains three years following the director’s cessation of service (or, if earlier, upon the expiration of the option).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: December 11, 2024	By:	/s/ Kenneth Galbraith
	Name: Title:	Kenneth Galbraith Chair of the Board of Directors, President and Chief Executive Officer

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